Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Statement [Abstract]
Net Income available to Common Shareholders	$ 163,232	$ 37,568	$ 36,757
Cash Flow Hedge:
Unrealized gain on interest rate cap	227	0	0
Total Other Comprehensive Income	227	0	0
Total Comprehensive Income	$ 163,459	$ 37,568	$ 36,757